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                                                                    EXHIBIT 99.1

                                 FORM OF PROXY

                                ICON CMT CORP.
                              __________________

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD __________, 1998
                              __________________


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints __________ and __________, officers of Icon CMT Corp. (the "Company"), with full power of substitution, his or her proxy to represent and vote, as designated below, all shares of the Company registered in the name of the undersigned, with the powers the undersigned would possess if personally present at the Company's Special Meeting of Stockholders to be held at __________ a.m., local time, on __________, 1998 at ____________________ and at any continuation or adjournment thereof, hereby revoking all proxies previously given with respect to the Special Meeting.


1.   APPROVAL OF THE MERGER AND ADOPTION OF THE MERGER AGREEMENT

     [_]  FOR         [_]  AGAINST      [_]  ABSTAIN

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL


2. AUTHORIZE ICON TO ADJOURN THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THAT THE NUMBER OF PROXIES SUFFICIENT TO APPROVE THE MERGER AND ADOPT THE MERGER AGREEMENT HAS NOT BEEN RECEIVED BY THE DATE OF THE SPECIAL MEETING

     [_]  FOR         [_]  AGAINST      [_]  ABSTAIN

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED ABOVE.


                              Date: __________, 1998

                              ___________________________________
                              Signature

                              ___________________________________
                              Signature if held jointly

                         PLEASE DATE AND SIGN ABOVE exactly
                          as name(s) appear on your share
                          certificate, and return this proxy
                          promptly in the envelope provided.
                          Executors, administrators,
                          trustees, guardians, etc., should
                          indicate capacity when signing.
                          For stock held in joint tenancy,
                          each joint owner should sign.

               [_]  PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING